SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 9, 2006
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


      Delaware                        0-23434                 11-2230715
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



                                50 Engineers Road
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
     (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 FINANCIAL INFORMATION
Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 9, 2006, Hirsch International Corp. announced its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS
         99.1 Press Release dated November 9, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIRSCH INTERNATIONAL CORP.


                                   By: /s/  Beverly Eichel
                                       ---------------------------------------
                                       Beverly Eichel
                                       Executive Vice President - Finance,
                                       Chief Financial Officer and Secretary

Dated:  November 15, 2006

Exhibit 99.1

Hirsch Reports Increased 3rd Quarter 2006 Profits

     Increases in Gross Margin and Operating Income Continue to Drive Value

         Recent Synergistic Product Acquisition, Solid Management Team and Strong Balance Sheet Positions Company For Growth

HAUPPAUGE, NY - November 9, 2006 - Hirsch International Corp. (NASDAQ: HRSH), the leading provider of advanced commercial embroidery systems and support services in the U.S. and newly appointed, exclusive distributor of MHM screen printing equipment in North America, reported its financial results for the third quarter and eight months ended September 30, 2006. Highlights of those results are as follows:

     o Net sales were $12.4 million for the quarter ended September 30, 2006, versus $12.9 million as compared to last year's fiscal third quarter which ended October 29, 2005. For the eight months ended September 30, 2006, net sales were $34.7 million as compared to $39.2 million for the prior nine-month period which ended October 29, 2005.

     o For the quarter ended September 30, 2006, gross profit increased $300,000 to $4.5 million from $4.2 million for the quarter ended October 29, 2005. For the eight months ended September 30, 2006, gross profit was $12.1 million or 34.9% of net sales as compared to 12.8 million for the nine months ended October 29, 2005 or 32.7% of net sales.

     o Selling, general and administrative expenses and overall operating expense increased $100,000 from $4.0 million to $4.1 million for the quarter ended September 30, 2006 as compared to the fiscal quarter ended October 29, 2005 and decreased $1.0 million for eight months ended September 30, 2006 as compared to the nine months ended October 29, 2005. Included in the nine months ended October 29, 2005, was a $147,000 charge for severance costs associated with the Company's continuing reorganization.

     o For the quarter ended September 30, 2006 the Company reported net income of $424,000, an improvement of $189,000 from net income of $235,000 for the quarter ended October 29, 2005. For the eight months ended September 30, 2006, the Company reported net income of $1.3 million, an increase of $0.5 million from the net income of $0.8 million for the nine months ended October 29, 2005.

"The Company continued to improve its year-on-year gross profits, operating margins and net income resulting in continued quarterly profitability," commented Paul Gallagher, Hirsch's President and Chief Executive Officer. "With $13 million cash on our balance sheet which averages out to $1.56 per share, tax-advantaged future earnings and most importantly an excellent team of people at all levels throughout our organization, we have built a solid platform for future growth. We are aggressively looking for expansion opportunities in and around the $6 billion decorated apparel industry that will provide us with this growth and that are accretive to earnings, allowing Hirsch to provide more opportunities for our employees and to continue building value for our shareholders."

Mr. Gallagher continued, "After spending the last five years repositioning and refocusing the business in a very difficult market environment, we are now really starting to see the fruits of our labor. Our new distribution agreement signed with MHM adds the world's finest screen printing equipment to our already well established leadership position in providing the best production equipment and support services to the decorated apparel industry. After spending a significant amount of time and effort during the third quarter marketing and positioning the MHM line in the marketplace, we are more convinced than ever of the benefits and opportunities the MHM line can provide for our existing customer base, as well as for new customers and ultimately our shareholders moving forward."

About Hirsch International Corp.

Hirsch is the leading provider of advanced computerized commercial embroidery systems and support services in the United States. The Company offers single and multi-head embroidery machines; proprietary application software; embroidery parts, supplies and accessories; and technical service and support. Hirsch's customers include contract embroiderers, manufacturers of apparel and fashion accessories, retail stores, and embroidery entrepreneurs. The Company is the country's leading single source provider of Tajima embroidery systems, marketing under the name "Tajima USA Sales & Support by Hirsch."

Additionally, on August 2, 2006 Hirsch announced that it has entered into an exclusive ten year distribution agreement with MHM Siebdruckmaschinen GmbH for the distribution and support of MHM screen printing equipment in North America. MHM's product line will be marketed under the name "MHM North America by Hirsch".

Hirsch, lead by a strong and experienced management team, is focused on continuing to grow its core business through sound acquisitions of products and processes, as well as through related business ventures in which the Company can build and maximize stockholder value. The Company was founded in 1970 and is headquartered in Hauppauge, NY.

Safe Harbor Statement

Safe Harbor Statement

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. The Company noted that forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including, without limitation, the risks and uncertainties discussed under the caption "Risk Factors" in the Company's Form 10-K for fiscal 2006, which discussion is incorporated herein by reference .Readers are also urged to read the periodic filings and current reports on Form 8-K of the Company.

Contacts:
Hirsch International Corp.
Investor Relations Department
631-701-2345

The Investor Relations Group
Kevin Murphy or Adam Holdsworth
212.825.3210
kmurphy@investorrelationsgroup.com
aholdsworth@investrelationsgroup.com

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                                                September 30,             January 28,
                                                                            ----------------------    --------------------
                                                                                    2006                     2006
                                                                                    ----                     ----
  ASSETS                                                                         (unaudited)

        Cash and cash equivalents (includes restricted cash)                        $ 13,249                  $13,676

        Accounts receivable, net                                                       4,655                    4,929

        Inventories, net                                                               6,161                    4,128

        Other current assets                                                           1,358                      513

        Property, plant and equipment, net                                               376                    1,574

        Other assets                                                                     535                    1,534
                                                                            ----------------------    --------------------

     TOTAL ASSETS                                                                    $26,334                  $26,354
                                                                            ======================    ====================


  LIABILITIES AND STOCKHOLDERS' EQUITY

  LIABILITIES

        Accounts payable and accrued expenses                                        $ 9,568                   $9,428

        Customer deposits and other                                                      313                      430

        Other current liabilities                                                         80                    1,270

        Other long term liabilities - less current maturities                            210                        -

        Deferred gain on sale of building                                                  -                      608
                                                                            ----------------------    --------------------

        TOTAL LIABILITIES                                                             10,171                   11,736
                                                                            ----------------------    --------------------

        TOTAL STOCKHOLDERS' EQUITY                                                    16,163                   14,618
                                                                            ----------------------    --------------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $26,334                  $26,354
                                                                            ======================    ====================

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (All amounts in thousands, except per share data)
                                   (unaudited)


                                                                                        Three                          Nine
                                                                     Three Months      Months             Eight       Months
                                                                         Ended          Ended         Months Ended   Ended
                                                                       September       October          September    October 29,
                                                                       30, 2006       29, 2005          30, 2006     2005
                                                                     --------------  -------------    -------------- -------------

NET SALES                                                                $12,383       $12,854            $34,688       $39,165

COST OF SALES                                                              7,926         8,660             22,596        26,373
                                                                     --------------  -------------    -------------- -------------

GROSS PROFIT                                                               4,457         4,194             12,092        12,792

OPERATING EXPENSES
           Selling, general and administrative expenses                    4,100         3,965             10,927        11,774
           Severance costs                                                     -             -                  -           147
                                                                     --------------  -------------    -------------- -------------
                   Total operating expenses                                4,100         3,965             10,927        11,921
                                                                     --------------  -------------    -------------- -------------

OPERATING INCOME                                                             357            229             1,165           871
                                                                     --------------  -------------    -------------- -------------

OTHER (INCOME) EXPENSE                                                      (87)           (14)             (166)             4
                                                                     --------------  -------------    -------------- -------------

INCOME BEFORE PROVISION FOR INCOME                                           444            243             1,331           867
           TAXES

INCOME TAX PROVISION                                                          20             8                 34            38
                                                                     --------------  -------------    -------------- -------------

NET INCOME                                                                  $424          $ 235           $ 1,297          $829
                                                                     ==============  =============    ============== =============

EARNINGS PER SHARE:

           Basic                                                           $0.05          $0.03             $0.15         $0.10
                                                                     ==============  =============    ============== =============

           Diluted                                                         $0.04          $0.02             $0.13         $0.09
                                                                     ==============  =============    ============== =============

WEIGHTED AVERAGE NUMBER OF SHARES IN THE
CALCULATION OF INCOME PER SHARE

           Basic                                                           8,510          8,464             8,495         8,458
                                                                     ==============  =============    ============== =============

           Diluted                                                         9,750          9,510             9,735         9,505
                                                                     ==============  =============    ============== =============